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                                                                    Exhibit 10.1

                             First Amendment to the
                                Credit Agreement
                            Dated as of May 22, 2001
                            (this "First Amendment")


     Reference is hereby made to that certain Credit Agreement dated as of March 5, 2001 (the "Credit Agreement"), by and between Verizon Investments Inc., a Delaware corporation (the "Lender") and Genuity Inc., a Delaware corporation (the "Borrower" and together with the Lender, the "Parties"). Capitalized terms used in this First Amendment and not otherwise defined have the meaning ascribed to them in the Credit Agreement.

     WHEREAS, the Parties desire to make certain amendments and modifications to the terms of the Credit Agreement and to enter into certain other agreements, all as specified in this First Amendment.

     In consideration of the terms and conditions set forth in this First Amendment, the Parties agree as follows:

1.  Facility.  The Parties hereby amend and modify the "Facility" section of the
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   Credit Agreement by deleting the reference to "$500,000,000 line of credit
   (the "Facility")" in its entirety and replacing it with the following:
   "$900,000,000 line of credit, provided, however, the line of credit available prior to May 31, 2001 shall not exceed $500,000,000 (the "Facility")."

2.  Commitment Period.  The Parties hereby amend and modify the "Commitment
    -----------------
    Period" section of the Credit Agreement by deleting the reference to "March 8, 2001 to, but including, May 31, 2001 (the "Commitment Period")." in its entirety, and replacing it with the following: "March 8, 2001 to, but not including, December 31, 2001 (the "Commitment Period")."

3.  Maturity Date. The Parties hereby amend and modify the "Maturity Date"
    -------------
    section of the Credit Agreement by deleting the reference to "May 31, 2001 (the "Maturity Date")." in its entirety, and replacing it with the following: "December 31, 2001 (the "Maturity Date")."

4.  Additional Covenants.
    --------------------

    (a) The Parties hereby amend and modify the "Additional Covenants" section of the Credit Agreement by deleting the reference to "$500,000,000" in clause (a) thereof and replacing it with the following: "$900,000,000".

    (b) The Parties hereby amend and modify the "Additional Covenants" section of the Credit Agreement by deleting the reference to "4:1" in clause
         (a) thereof and replacing it with the following: "2.22:1".

    (c) The Parties hereby amend and modify the "Additional Covenants" section of the Credit Agreement by inserting the following sentence at the end of clause (b) thereof: "In the alternative, at Lender's request, Borrower shall direct the underwriter or underwriters who are selling such indebtedness to pay the proceeds from the sale of such indebtedness at the closing of such sale (i) first, to Lender in an amount equal to the lesser of all amounts then borrowed under the Facility and the total amount of such proceeds, and (ii) second, to Borrower in an amount equal to all remaining proceeds from the sale of the indebtedness."
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5.  Effectiveness.  This First Amendment shall become effective immediately upon
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    execution and delivery by Lender and the receipt by Lender of (a) a copy of this First Amendment duly executed and delivered by Borrower, (b) a duly executed Master Promissory Note evidencing the increase in the size and extension of the Commitment Period and Maturity Date of the Facility, and
    (c) copies of the documentation described under the "Documentation" section of the Credit Agreement as modified to reflect the increased size and extension of the Commitment Period and Maturity Date of the Facility.

6.  Miscellaneous.  This First Amendment shall inure to the benefit of and be
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    binding upon the Parties, their successors and assigns. This First Amendment may be executed in one or more counterparts, all of which shall be one and the same agreement. Irrespective of the place of performance, this First Amendment shall be construed, interpreted and enforced in accordance with the laws of the State of New York, without reference to its conflicts of law principles. This First Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and merges and supersedes all prior and contemporaneous oral and written communications with respect hereto; provided, however, that it is the intent of the parties that this First Amendment shall amend only the sections of the Credit Agreement specifically referred to herein. Except as otherwise specifically provided herein, all other sections of and Schedules and Exhibits to the Credit Agreement shall be unaffected hereby and shall remain in full force and effect according to their terms. The Credit Agreement and this First Amendment shall be read and construed as one document.

     In witness whereof, the Parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                         GENUITY INC.



                         By:  /s/ W. Jack Reagan
                              --------------------------------
                         Name:  W. Jack Reagan
                         Title: Vice President and Treasurer



                         VERIZON INVESTMENTS INC.



                         By:  /s/ Janet M. Garrity
                              --------------------------------
                         Name:  Janet M. Garrity
                         Title: President and Treasurer